UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2013

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 21, 2013, the following clinical abstracts related to product drug candidates of  Pharmacyclics, Inc., a Delaware corporation (the “Company”), were released in connection with the 18th Congress of the European Hematology Association (EHA), June 13-16, 2013 in Stockholm, Sweden:

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Oral Presentation: The Bruton's Tyrosine Kinase (BTK) Inhibitor, Ibrutinib (PCI-32765), has Preferential Activity in the Activated B-cell-like (ABC) Subtype of Relapsed/Refractory (R/R) DLBCL: Interim Phase 2 Results; Date/Time: June 16, 2013, 11:30AM-11:45AM, Location: Hall A7, Author: Dr. Sven de Vos

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Oral Presentation: Updated Interim Results of an International, Multicenter, Phase 2 Study of Ibrutinib in Relapsed or Refractory Mantle Cell Lymphoma; Date/Time: June 16, 2013, 11:00AM-11:15AM, Location: Hall A7, Author: Dr. Simon Rule

-	Poster Presentation: Bruton Tyrosine Kinase Expression in Multiple Myeloma; Date/Time: June 14, 2013, 5:45PM-7:00PM, Location: Poster Hall, Author: Dr. Laurence Elias

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Poster Presentation (Encore from ASCO): Phase 1b Study Combining Ibrutinib with Rituximab, Cyclophosphamide, Doxorubicin, Vincristine, and Prednisone (R-CHOP) in Patients with CD20-Positive B-Cell Non-Hodgkin Lymphoma (NHL); Date/Time: June 15, 2013, 5:45PM-7:00PM, Location: Poster Hall, Author: Dr. Anas Younes

The foregoing description is qualified in its entirety by reference to the full abstracts, copies of which are attached hereto as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively, and are incorporated herein by reference.

The foregoing description contains forward-looking statements that involve risks and uncertainties. These statements relate to future events, such as our future clinical and product development and regulatory review of our product candidates. All forward-looking statements are based on information currently available to Pharmacyclics; and we assume no obligation to update such forward-looking statements. Stockholders are cautioned not to place undue reliance on such statements. For more information about the risks and uncertainties that may affect our results, please see the Risk Factors section of our filings with the Securities and Exchange Commission, including our transition report on Form 10-K for the six month period ended December 31, 2012 and quarterly reports on Form 10-Q.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1
Abstract: The Bruton's Tyrosine Kinase (BTK) Inhibitor, Ibrutinib (PCI-32765), has Preferential Activity in the Activated B-cell-like (ABC) Subtype of Relapsed/Refractory (R/R) DLBCL: Interim Phase 2 Results

99.2	Abstract: Updated Interim Results of an International, Multicenter, Phase 2 Study of Ibrutinib (PCI-32765) in Relapsed or Refractory Mantle Cell Lymphoma

99.3	Abstract: Bruton Tyrosine Kinase Expression in Multiple Myeloma

99.4	Abstract: Phase 1b Study Combining Ibrutinib with Rituximab, Cyclophosphamide, Doxorubicin, Vincristine, and Prednisone (R-CHOP) in Patients with CD20-Positive B-Cell Non-Hodgkin Lymphoma (NHL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

May 21, 2013

PHARMACYCLICS, INC.

By:	/s/ Richard B. Love
	Name:	Richard B. Love
	Title:	Vice President, General Counsel and Secretary